23.1




  CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


  To:  Inrob Ltd.

  We  consent to the use in this Registration Statement of  Inrob
Ltd. on Form F-1 of our reports, dated January 6, 2004 and July 8, 2003 appearing in the Prospectus, which is part of this Registration Statement.

  We  also consent to the reference to our Firm under the caption
"Experts" in the Prospectus.



                               /s/ SF Partnership LLP
                               ----------------------
                               SF Partnership LLP

  January 20, 2004